Registration No. 33-61635


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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


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                            POST-EFFECTIVE AMENDMENT NO. 1
                                          TO
                                       FORM S-3

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


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                                 ENSERCH CORPORATION


                (Exact name of registrant as specified in its charter)
                  TEXAS                                  75-2669310
             (State or other                          (I.R.S. Employer
               jurisdiction                          Identification No.)
           of incorporation or
              organization)

           ENSERCH CENTER, 300 SOUTH ST. PAUL STREET, DALLAS, TEXAS  75201
                 (Address of Principal Executive Offices)  (Zip Code)


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                          Removing Shares from Registration

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                         REMOVAL OF SHARES FROM REGISTRATION


               ENSERCH Corporation (Company) hereby amends the Registration Statement on Form S-3, File No. 33-61635 (Registration Statement), filed in connection with the acquisition by the Company of DGS Holdings Corp., to withdraw from registration all shares of the Common Stock of the Company registered under the Registration Statement and remaining unused.


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                                      SIGNATURE

               THE REGISTRANT. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DALLAS, AND STATE OF TEXAS, ON THE 30th DAY OF SEPTEMBER, 1997.
                                                  ENSERCH CORPORATION

                                                  BY   /S/ WILLIAM T.
                                                     ----------------
                                                   SATTERWHITE
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                                                  (WILLIAM T.
                                                  SATTERWHITE,
                                                  AGENT FOR SERVICE)